SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ATERIAN, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee previously paid with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On July 10, 2026, Aterian, Inc. (the “Company”) filed a current report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission regarding the Company’s decision to adjourn the special meeting of its stockholders. The following is a copy of the Form 8-K.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________________________________

FORM 8-K
_____________________________________________________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2026
_____________________________________________________________________________________________

ATERIAN, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________________________________________________________

Delaware (State or other jurisdiction of incorporation)	001-38937 (Commission File Number)	83-1739858 (IRS Employer Identification No.)

350 Springfield Avenue Suite #200

Summit, NJ 07901
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (347) 676-1681

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 10, 2026, Aterian, Inc. (the “Company” or “Aterian”) convened and adjourned, without conducting any business, the special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, a total of 5,278,277 shares, or 48.65% of the shares of the Company’s common stock, par value $0.0001 per share, issued and outstanding and entitled to vote as of May 29, 2026, the record date for the Special Meeting, were present virtually or represented by proxy, constituting a quorum. However, because there were not sufficient votes to approve the Asset Sale Proposal (as defined below) at the time of the Special Meeting, the Company decided to adjourn the Special Meeting.

The Special Meeting will reconvene on July 17, 2026 at 9:30 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/ATER2026SM to provide the Company’s stockholders with additional time to vote on the proposal to approve the sale of substantially all of the assets of the Company (the “Asset Sale”) pursuant to the Asset Purchase Agreement, dated April 27, 2026, by and between the Company and Trademark Global, LLC (as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof) (the “Asset Sale Proposal”), and the other proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on June 9, 2026, as supplemented from time to time. No changes have been made to the proposals to be voted on by stockholders at the Special Meeting.

The record date for determining stockholder eligibility to vote at the Special Meeting remains the close of business on May 29, 2026. Proxies previously submitted will be voted at the reconvened Special Meeting unless properly revoked, and stockholders who have already submitted a proxy or otherwise voted and do not wish to change their vote need not take any action.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Title of Document

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

Participants in the Solicitation

Aterian and its directors and executive officers may be deemed “participants” in any solicitation of proxies from Aterian’s stockholders with respect to the Asset Sale and the investment contemplated by that certain Securities Purchase Agreement, dated April 27, 2026, between the Company and David E. Lazar (the “Investment Transaction”). Information regarding the identity of Aterian’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 23, 2026. Information regarding subsequent changes to the holdings of Aterian’s securities by Aterian’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available on the SEC’s website at www.sec.gov. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement relating to the Asset Sale and the Investment Transaction, filed with the SEC on June 9, 2026, as such proxy statement may be supplemented from time to time. The proxy statement, as well as Aterian’s other public filings with the SEC, may be obtained without charge on the SEC’s website at www.sec.gov and on the investor relations section of the Company’s website at www.aterian.io.

Forward-Looking Statements

All statements other than statements of historical facts included in this Current Report on Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Examples of these forward-looking statements include statements concerning the proposed Asset Sale, the Investment Transaction, the transactions contemplated thereby, the timing of completing the proposed transactions, the potential benefits of the proposed transactions and the declaration and timing of any potential dividend or distribution of contingent value rights (“CVRs”). These forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties and other factors that are difficult to predict, many of which are beyond our control, and that could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks and uncertainties include, among others: the terms, structure, benefits and costs of each of the Asset Sale, the Investment Transaction, and the transactions contemplated by each of the foregoing; the timing of such transactions and whether such transactions will be consummated; the risk that the Asset Sale, the Investment Transaction, and the transactions contemplated by each of the foregoing, and the announcement of the same, could have an adverse effect on the ability of the Company to retain and hire key personnel and maintain relationships with partners, suppliers, employees, stockholders and other business relationships and on the Company’s operating results and business generally; the risk that the Asset Sale, the Investment Transaction, and the transactions contemplated by each of the foregoing could divert the attention and time of the Company’s management; the risk of any unexpected costs or expenses resulting from the Asset Sale, the Investment Transaction, and the transactions contemplated by each of the foregoing; the risk that any anticipated distributions of proceeds (whether via a dividend or CVR) may not be declared and paid; the risk of any litigation relating thereto; the uncertainties and variables inherent in business, operating and financial performance, including, among other things, competitive developments and general economic, political, business, industry, regulatory and market conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies; our ability to continue as a going concern; our ability to maintain the listing of our common stock on Nasdaq; our ability to meet financial covenants with our lenders; our business model and our technology platform; reliance on third party online marketplaces; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the SEC, all of which may be obtained for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed transactions, Aterian has filed a definitive proxy statement with the SEC and has mailed the definitive proxy statement and related materials to stockholders of record. The proposed transactions will be submitted to Aterian stockholders for their approval. Aterian may also file other documents with the SEC regarding the proposed transactions. The definitive proxy statement contains important information about the proposed transactions and related matters. This document is not a substitute for the proxy statement filed with the SEC or any other documents that Aterian may file with the SEC or send to Aterian stockholders in connection with the proposed transactions. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of the proxy statement and all other documents filed, or that will be filed, by Aterian with the SEC through the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Aterian will be made available free of charge on Aterian’s website at www.aterian.io or by directing a request to Investor Relations at ir@aterian.io.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC. By: /s/ Arturo Rodriguez Name: Arturo Rodriguez Title: Chief Executive Officer

Date: July 10, 2026